UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported): June 1, 2021

Commission File Number 000-22496

SCHNITZER STEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 350, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)s

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	SCHN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
Item 7.01	Regulation FD Disclosure

Schnitzer Steel Industries, Inc. (the “Company”) will be participating at certain upcoming investor conferences, including the KeyBanc Industrials & Basic Materials Virtual Conference on June 1, 2021 and the Goldman Sachs Steel and Aluminum Field Trip Virtual Conference on June 7, 2021. In connection with these conferences, representatives of the Company may discuss, among other topics, long-term demand trends in the metals recycling and steel markets and the Company’s strategic initiatives.

During these conferences, the Company may reference the following preliminary results for its fiscal third quarter ended May 31, 2021:

•

The Company anticipates its ferrous and finished steel sales volumes for the third quarter to be higher than the outlook it provided during its second quarter earnings call on April 7, 2021. Ferrous volumes are now expected to be approximately 25% higher and finished steel volumes approximately 10% higher than the respective volumes reported for its second quarter of fiscal 2021.

•

For the third quarter, net income per ferrous ton is expected to be in a range between the $47 achieved in the second quarter of fiscal 2021 and up to 5% higher. Adjusted EBITDA per ferrous ton for the third quarter is expected to be in a range between the $73 achieved for the second quarter of fiscal 2021 and up to 5% higher.

In addition, on May 22, 2021, the Company experienced a fire at its Cascade Steel Rolling Mill in McMinnville, Oregon. Damage from the incident was limited to the mill’s melt shop, with no injuries and no impact to other buildings or equipment. Given that the incident occurred near the end of the Company’s fiscal third quarter, the Company does not expect this matter to have a significant impact on its results of operations for that quarter. The Company is still assessing the time required for repairs and will provide more information on this matter, including insurance coverage, during its fiscal third quarter earnings webcast and conference call.

The Company will hold its fiscal third quarter earnings webcast and conference call on June 30, 2021. Conference call and webcast details will be provided in advance of the call.

The forward-looking statements included herein provide preliminary information based on the Company’s current estimates and expectations and remain subject to change and finalization based on management’s ongoing review of results of the quarter and completion of all quarter-end close processes.

Non-GAAP Financial Measures

This 8-K contains performance based on adjusted EBITDA and adjusted EBITDA per ferrous ton which are non-GAAP financial measures as defined under SEC rules. Adjusted EBITDA is the sum of our net income before results from discontinued operations, interest expense, income taxes, depreciation and amortization, restructuring charges and other exit-related activities, charges for legacy environmental matters (net of recoveries), and other items which are not related to underlying business operational performance. As required by SEC rules, the Company has provided a reconciliation of these measures for each period discussed to the most directly comparable U.S. GAAP measure. Management believes that providing these non-GAAP financial measures adds a meaningful presentation of our results from business operations excluding adjustments for items which are not related to underlying business operational performance, and improves the period-to-period comparability of our results from business operations. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the most directly comparable U.S. GAAP measures.

Reconciliation of adjusted EBITDA and adjusted EBITDA per ferrous ton
($ in millions)
Three Months Ended 2Q21
Net income	$46
Plus (income) loss from discontinued operations, net of tax	-
Plus interest expense	1
Plus tax expense	11
Plus depreciation and amortization	14
Plus restructuring charges and other exit-related activities	1
Plus (recoveries) charges for legacy environmental matters, net (1)	(2)
Adjusted EBITDA	$71

Ferrous sales volume (LT, in thousands)	977
Adjusted EBITDA per ferrous ton sold ($/LT)	$73

(1)Legal and environmental (recoveries) charges for legacy environmental matters, net of recoveries. Legacy environmental matters include (recoveries) charges (net of recoveries) related to the Portland Harbor Superfund site and to other legacy environmental loss contingencies.

The Company has not provided a reconciliation of expected adjusted EBITDA per ferrous ton to expected net income per ferrous ton for the third quarter of fiscal 2021 because net income per ferrous ton includes items for which the Company only has preliminary information. Due to this uncertainty, the Company cannot reconcile expected adjusted EBITDA per ferrous ton to U.S. GAAP net income per ferrous ton without unreasonable effort.

Forward Looking Statements

Statements and information included in this 8-K that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Except as noted herein or as the context may otherwise require, all references in this 8-K to “we,” “our,” “us,” “the Company” and “SSI” refer to Schnitzer Steel Industries, Inc. and its consolidated subsidiaries.

Forward-looking statements in this 8-K include statements regarding future events or our expectations, intentions, beliefs and strategies regarding the future, which may include statements regarding the impact of pandemics, epidemics or other public health emergencies, such as the coronavirus disease 2019 (“COVID-19”) pandemic;  the Company’s outlook, growth initiatives or expected results or objectives, including pricing, margins, sales volumes and profitability; liquidity positions; our ability to generate cash from continuing operations; trends, cyclicality and changes in the markets we sell into; strategic direction or goals; targets; changes to manufacturing and production processes; the realization of deferred tax assets; planned capital expenditures; the cost of and the status of any agreements or actions related to our compliance with environmental and other laws; expected tax rates, deductions and credits; the impact of sanctions and tariffs, quotas and other trade actions and import restrictions; the potential impact of adopting new accounting pronouncements; obligations under our retirement plans; benefits, savings or additional costs from business realignment, cost containment and productivity improvement programs; and the adequacy of accruals.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “outlook,” “target,” “aim,” “believes,” “expects,” “anticipates,” “intends,” “assumes,” “estimates,” “evaluates,” “may,” “will,” “should,” “could,” “opinions,” “forecasts,” “projects,” “plans,” “future,” “forward,” “potential,” “probable,” and similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

We may make other forward-looking statements from time to time, including in reports filed with the Securities and Exchange Commission, press releases, presentations and on public conference calls. All forward-looking statements we make are based on information available to us at the time the statements are made, and we assume no obligation to update any forward-looking statements, except as may be required by law. Our business is subject to the effects of changes in domestic and global economic conditions and a number of other risks and uncertainties that could cause actual results to differ materially from those included in, or implied by, such forward-looking statements. Some of these risks and uncertainties are discussed in “Item 1A. Risk Factors” of Part I of our most recent Annual Report on Form 10-K, as supplemented by our subsequently filed Quarterly Reports on Form 10-Q. Examples of these risks include: the impact of pandemics, epidemics or other public health emergencies, such as the COVID-19 pandemic; potential environmental cleanup costs related to the Portland Harbor Superfund site or other locations; the cyclicality and impact of general economic conditions; changing conditions in global markets including the impact of sanctions and tariffs, quotas and other trade actions and import restrictions; volatile supply and demand conditions affecting prices and volumes in the markets for raw materials and other inputs we purchase; significant decreases in scrap metal prices; imbalances in supply and demand conditions in the global steel industry; reliance on third party shipping companies, including with respect to freight rates and the availability of transportation; inability to obtain or renew business licenses and permits; the impact of goodwill impairment charges; the impact of long-lived asset and equity investment impairment charges; failure to realize or delays in realizing expected benefits from investments in processing and manufacturing technology improvements; inability to achieve or sustain the benefits from productivity, cost savings and restructuring initiatives; inability to renew facility leases; difficulties associated with acquisitions and integration of acquired businesses; customer fulfillment of their contractual obligations; increases in the relative value of the U.S. dollar; the impact of foreign currency fluctuations; potential limitations on our ability to access capital resources and existing credit facilities; restrictions on our business and financial covenants under the agreement governing our bank credit facilities; the impact of consolidation in the steel industry; the impact of equipment upgrades, equipment failures and facility damage on production; product liability claims; the impact of legal proceedings and legal compliance; the adverse impact of climate change; the impact of not realizing deferred tax assets; the impact of tax increases and changes in tax rules; the impact of property tax increases or property tax rate changes; the impact of one or more cybersecurity incidents; environmental compliance costs and potential environmental liabilities; compliance with climate change and greenhouse gas emission laws and regulations; reliance on employees subject to collective bargaining agreements; and the impact of the underfunded status of multiemployer plans in which we participate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Dated: June 1, 2021	By:	/s/ Richard D. Peach
Name: Richard D. Peach
Title: Executive Vice President, Chief Financial Officer and Chief Strategy Officer